UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset value (NAV) at that date was $13.21 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $12.16.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Total Return Realty Fund at NAV[a]	–3.16%
Cohen & Steers Total Return Realty Fund at Market Value[a]	–4.44%
FTSE NAREIT Equity REIT Index[b]	–5.67%
Blended Benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Securities Index[b]	–4.15%
S&P 500 Index[b]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Total Return Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.24 per share on a quarterly basis.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market by real estate investment trusts. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Market Review

Following a strong start to the year, U.S. real estate investment trusts (REITs) fell back in the second quarter to post negative returns for the six-month period. The group came under pressure amid a difficult combination of mixed economic signals and rising bond yields. Gross domestic product (GDP) contracted at an annualized rate of 0.2% in the first quarter, a sharp contrast with the previous quarter's 2.2% growth. However, other aspects of the U.S. economy were relatively healthy, including job growth, housing activity, bank lending, and consumer confidence and spending.

Sovereign bond yields moved higher in response to generally improving global economic conditions. Better economic data in Europe and Japan helped lift bond yields off record lows reached earlier in the year, and U.S. bond yields rose in tandem, but also in anticipation of a possible Federal Reserve interest-rate hike in 2015. Although rate concerns often weigh on REIT returns in the short term, over longer periods REIT performance has been positively associated with rising rates, both of which tend to be propelled by stronger economic growth.

Returns were negative for most property types, despite continued strong fundamentals for U.S. commercial real estate, as reflected in earnings that generally met high expectations. Health care property REITs (–11.7% total return) were among the poorest performers in the quarter. The sector underperformed due to its perceived bond-like characteristics in a period of rising yields, even as health care REITs have been transitioning to more economically sensitive business models over the years.

The shopping center and regional mall sectors (–8.1% and –6.2%, respectively) underperformed, even as tenants continued to exhibit strong interest in proven assets. Self storage companies (3.7%) were top performers, drawing support from strong earnings, with year-over-year rental growth running as high as 10%. Apartment landlords (0.8%) also outperformed with a gain, amid sustained household formation that has kept demand ahead of supply. Even apartments in markets vulnerable to lower oil prices, such as Houston, have so far shown a fair degree of resilience.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Despite heightened volatility, the REIT market continued to see mergers and acquisitions, including the sale of apartment owner Associated Estates to Brookfield Asset Management, and Blackstone's acquisition of shopping center REIT Excel Trust, both at double-digit premiums to the prevailing share prices. Also of note, Equinix, a data center REIT, announced a $3.6 billion takeover of the U.K.'s Telecity Group. In the office sector (–5.3%), SL Green Realty said that it would purchase a New York City tower for $2.6 billion, in one of New York's largest-ever property deals.

REIT Preferred Securities Advanced

Preferred securities issued by commercial real estate companies had a total return of 1.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Securities Index. Good and improving real estate fundamentals continued to enhance REITs' financial profiles, while favorable technical factors—low new supply of REIT preferreds combined with steady demand—also supported the group's performance.

Fund Performance

The Fund had a negative total return for the period and underperformed its blended benchmark based on market price, although it outperformed on a NAV basis. Our overweight and stock selection in the apartment sector helped relative performance. In the hotel sector (–10.3% total return in the index), we had beneficial positions in certain out-of-index companies that performed well. Our underweight and stock selection in health care REITs also contributed to relative performance. Stock selection in the office sector detracted from performance, as it did in the industrial (–11.3% total return in the index) and shopping center sectors. The Fund's allocation to REIT preferreds aided relative performance due to favorable security selection.

Investment Outlook

We expect U.S. economic activity to accelerate after a slow start to the year, with GDP expanding nearly 2.5% in 2015. Continued employment and wage growth should support further strength in consumer confidence, in our view, and we expect to see a more-pronounced benefit from lower gasoline prices in the coming months. These potentially favorable demand trends should be met with continued low levels of new supply in most sectors.

Based on our view of a resumed expansion in the U.S. economy, we believe commercial real estate fundamentals will continue to strengthen, driving further increases in cash flows, net asset values and dividend distributions. This top-down perspective has led us to prefer cyclically sensitive short-lease sectors. However, our bottom-up analysis has also identified companies offering compelling relative value in traditionally noncyclical sectors. We believe that one area of potential opportunity at present is health care, where certain stocks are trading at discounts to underlying property values for the first time in years.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$24,029,537	7.0
Equity Residential	19,122,799	5.5
UDR	12,701,144	3.7
SL Green Realty Corp.	10,885,923	3.2
Prologis	10,472,476	3.0
Vornado Realty Trust	9,246,941	2.7
Omega Healthcare Investors	9,060,923	2.6
Essex Property Trust	8,620,912	2.5
Ventas	8,372,154	2.4
Kilroy Realty Corp.	6,570,090	1.9

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	78.8%
DIVERSIFIED	5.2%
American Assets Trust		113,637	$4,455,706
Forest City Enterprises, Class Aa		78,359	1,731,734
Gramercy Property Trust		104,060	2,431,882
Vornado Realty Trust		97,408	9,246,941
			17,866,263
HEALTH CARE	7.0%
Health Care REIT		27,690	1,817,295
Healthcare Trust of America, Class A		117,195	2,806,820
Omega Healthcare Investors		263,936	9,060,923
Physicians Realty Trust		136,464	2,096,087
Ventas		134,839	8,372,154
			24,153,279
HOTEL	5.8%
DiamondRock Hospitality Co.		170,130	2,179,365
Extended Stay America		98,963	1,857,535
Hersha Hospitality Trust		47,004	1,205,170
Hilton Worldwide Holdings[a]		86,372	2,379,549
Host Hotels & Resorts		97,143	1,926,346
La Quinta Holdings[a]		44,812	1,023,954
Strategic Hotels & Resorts[a]		393,981	4,775,050
Sunstone Hotel Investors		322,788	4,845,048
			20,192,017
INDUSTRIALS	6.0%
First Industrial Realty Trust		115,763	2,168,241
Prologis		282,277	10,472,476
QTS Realty Trust, Class A		113,535	4,138,351
Rexford Industrial Realty		126,098	1,838,509
STAG Industrial		103,509	2,070,180
			20,687,757

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
OFFICE	14.0%
BioMed Realty Trust		203,635	$3,938,301
Boston Properties		28,115	3,403,040
Brandywine Realty Trust		149,567	1,986,250
Corporate Office Properties Trust		80,723	1,900,219
Douglas Emmett		153,826	4,144,072
Empire State Realty Trust, Class A		215,474	3,675,986
Equity Commonwealth		136,671	3,508,345
Hudson Pacific Properties		51,801	1,469,594
Kilroy Realty Corp.		97,842	6,570,090
Liberty Property Trust		88,300	2,845,026
Parkway Properties		201,572	3,515,416
PS Business Parks		8,903	642,352
SL Green Realty Corp.		99,062	10,885,923
			48,484,614
RESIDENTIAL	16.0%
APARTMENT	15.2%
American Homes 4 Rent, Class A		142,399	2,284,080
Apartment Investment & Management Co.		147,341	5,441,303
AvalonBay Communities		10,178	1,627,157
Equity Residential		272,521	19,122,799
Essex Property Trust		40,569	8,620,912
New Senior Investment Group		209,056	2,795,079
UDR		396,539	12,701,144
			52,592,474
MANUFACTURED HOME	0.8%
Sun Communities		45,334	2,803,001
TOTAL RESIDENTIAL			55,395,475
SELF STORAGE	5.6%
CubeSmart		268,881	6,227,284
Extra Space Storage		72,604	4,735,233
Public Storage		22,827	4,208,614
Sovran Self Storage		46,554	4,046,008
			19,217,139

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	18.0%
COMMUNITY CENTER	6.6%
Brixmor Property Group		123,312	$2,852,207
DDR Corp.		246,607	3,812,544
Kimco Realty Corp.		102,956	2,320,628
Ramco-Gershenson Properties Trust		152,315	2,485,781
Regency Centers Corp.		86,645	5,110,322
Retail Properties of America, Class A		112,551	1,567,836
Urban Edge Properties		48,704	1,012,556
Weingarten Realty Investors		85,612	2,798,656
WP GLIMCHER		62,404	844,326
			22,804,856
FREE STANDING	1.1%
Spirit Realty Capital		395,688	3,826,303
REGIONAL MALL	10.3%
General Growth Properties		139,596	3,582,033
Macerich Co. (The)		42,471	3,168,337
Pennsylvania REIT		79,992	1,707,029
Simon Property Group		138,883	24,029,537
Taubman Centers		41,566	2,888,837
			35,375,773
TOTAL SHOPPING CENTERS			62,006,932
SPECIALTY	1.2%
CyrusOne		135,582	3,992,890
TOTAL COMMON STOCK (Identified cost—$206,861,028)			271,996,366
PREFERRED SECURITIES—$25 PAR VALUE	16.7%
BANKS	0.6%
First Republic Bank, 5.625%		39,300	934,554
Regions Financial Corp., 6.375%, Series B		40,000	1,028,400
			1,962,954
FINANCE—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375%, Series I		40,000	1,018,400

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
INDUSTRIALS—CHEMICALS	0.2%
CHS, 6.75%		30,000	$762,600
REAL ESTATE	15.6%
DIVERSIFIED	4.6%
Colony Financial, 8.50%, Series A		49,220	1,272,829
DuPont Fabros Technology, 7.875%, Series A		40,000	1,013,200
DuPont Fabros Technology, 7.625%, Series B		40,000	1,021,200
EPR Properties, 6.625%, Series F		50,000	1,300,000
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)		11,300	539,349
National Retail Properties, 6.625%, Series D		124,000	3,186,800
National Retail Properties, 5.70%, Series E		24,000	581,280
NorthStar Realty Finance Corp., 8.50%, Series D		17,500	436,100
NorthStar Realty Finance Corp., 8.75%, Series E		73,800	1,860,498
PS Business Parks, 5.75%, Series U		55,139	1,309,551
Urstadt Biddle Properties, 7.125%, Series F		20,000	525,200
Vornado Realty Trust, 6.625%, Series I		30,796	774,520
Vornado Realty Trust, 5.70%, Series K		30,000	712,800
Wells Fargo Real Estate Investment Corp., 6.375%, Series A		50,135	1,282,453
			15,815,780
FINANCE	0.5%
iStar Financial, 7.50%, Series I		67,101	1,610,424
HEALTH CARE	0.4%
Health Care REIT, 6.50%, Series J		58,400	1,484,528
HOTEL	1.7%
Ashford Hospitality Trust, 8.45%, Series D		19,350	495,167
Ashford Hospitality Trust, 9.00%, Series E		20,000	526,600
Chesapeake Lodging Trust, 7.75%, Series A		20,000	535,000
Hersha Hospitality Trust, 8.00%, Series B		45,000	1,160,775
Hospitality Properties Trust, 7.125%, Series D		38,600	986,230
LaSalle Hotel Properties, 6.375%, Series I		25,000	647,500
Pebblebrook Hotel Trust, 7.875%, Series A		35,000	896,350
Sunstone Hotel Investors, 8.00%, Series D		25,000	657,500
			5,905,122

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	0.3%
First Potomac Realty Trust, 7.75%, Series A		15,000	$384,000
Monmouth Real Estate Investment Corp., 7.875%, Series B		20,000	522,000
			906,000
OFFICE	2.1%
American Realty Capital Properties, 6.70%, Series F		152,647	3,665,055
Corporate Office Properties Trust, 7.375%, Series L		28,428	747,656
Kilroy Realty Corp., 6.875%, Series G		75,000	1,960,500
SL Green Realty Corp., 6.50%, Series I		40,000	1,030,400
			7,403,611
RESIDENTIAL	0.5%
APARTMENT	0.2%
Apartment Investment & Management Co., 6.875%		23,456	641,287
MANUFACTURED HOME	0.3%
Campus Crest Communities, 8.00%, Series A		24,650	610,087
Equity Lifestyle Properties, 6.75%, Series C		23,971	620,849
			1,230,936
TOTAL RESIDENTIAL			1,872,223
SELF STORAGE	0.9%
Public Storage, 5.875%, Series A		34,536	861,673
Public Storage, 6.35%, Series R		50,000	1,270,500
Public Storage, 6.375%, Series Y		34,000	888,420
			3,020,593

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	3.7%
COMMUNITY CENTER	1.8%
Cedar Realty Trust, 7.25%, Series B		36,000	$918,000
DDR Corp., 6.50%, Series J		77,100	1,962,581
DDR Corp., 6.25%, Series K		20,697	521,978
Kimco Realty Corp., 6.90%, Series H		60,000	1,511,400
Kite Realty Group Trust, 8.25%, Series A		35,000	898,765
WP GLIMCHER, 7.50%, Series H		19,000	513,950
			6,326,674
FREE STANDING	0.3%
Realty Income Corp., 6.625%, Series F		36,479	941,523
REGIONAL MALL	1.6%
CBL & Associates Properties, 7.375%, Series D		63,830	1,604,048
General Growth Properties, 6.375%, Series A		50,000	1,265,500
Pennsylvania REIT, 8.25%, Series A		25,000	664,500
Taubman Centers, 6.50%, Series J		33,470	843,779
Taubman Centers, 6.25%, Series K		39,613	1,007,358
			5,385,185
TOTAL SHOPPING CENTERS			12,653,382
SPECIALTY	0.9%
Digital Realty Trust, 7.00%, Series E		35,000	894,600
Digital Realty Trust, 7.375%, Series H		88,000	2,369,840
			3,264,440
TOTAL REAL ESTATE			53,936,103
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$56,226,133)			57,680,057
PREFERRED SECURITIES—CAPITAL SECURITIES	3.3%
BANKS	0.5%
Bank of America Corp., 6.50%, Series Z		1,000,000	1,036,250
Farm Credit Bank of Texas, 10.00%, Series I		500	621,406
			1,657,656

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	1.7%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		400,000	$431,000
Barclays PLC, 8.25% (United Kingdom)		1,000,000	1,057,960
Credit Agricole SA, 7.875%, 144A (France)[b]		400,000	412,457
Deutsche Bank AG, 7.50% (Germany)		1,000,000	998,750
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[b]		500,000	625,625
Lloyds Banking Group PLC, 7.50% (United Kingdom)		1,000,000	1,032,500
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		1,000,000	1,250,000
			5,808,292
FINANCE—DIVERSIFIED FINANCIAL SERVICES	0.2%
UBS Group AG, 7.00% (Switzerland)		400,000	407,000
UBS Group AG, 7.125% (Switzerland)		400,000	417,140
			824,140
INSURANCE	0.6%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
La Mondiale Vie, 7.625% (France)		500,000	543,032
MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.463%, 144A (France)[b]		1,000,000	1,022,500
PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		606,000	639,330
TOTAL INSURANCE			2,204,862
UTILITIES—ELECTRIC UTILITIES—FOREIGN	0.3%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[b]		750,000	863,438
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$10,214,077)			11,358,388

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS—INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Embarq Corp., 7.995%, due 6/1/36		$1,000,000	$1,111,200
TOTAL CORPORATE BONDS (Identified cost—$1,113,527)			1,111,200
		Number of Shares
SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[c]		1,000,000	1,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,000,000)			1,000,000
TOTAL INVESTMENTS (Identified cost—$275,414,765)	99.4%		343,146,011
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		2,139,288
NET ASSETS (Equivalent to $13.21 per share based on 26,135,469 shares of common stock outstanding)	100.0%		$345,285,299

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.8% of the net assets of the Fund.

c  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$275,414,765)	$343,146,011
Cash	1,247,651
Receivable for:
Dividends and interest	1,490,982
Investment securities sold	113,040
Other assets	16,625
Total Assets	346,014,309
LIABILITIES:
Payable for:
Dividends declared	230,412
Investment securities purchased	211,710
Investment advisory fees	205,726
Administration fees	11,756
Directors' fees	444
Other liabilities	68,962
Total Liabilities	729,010
NET ASSETS	$345,285,299
NET ASSETS consist of:
Paid-in capital	$261,015,301
Dividends in excess of net investment income	(7,906,854)
Accumulated undistributed net realized gain	24,445,606
Net unrealized appreciation	67,731,246
$345,285,299
NET ASSET VALUE PER SHARE:
($345,285,299 ÷ 26,135,469 shares outstanding)	$13.21
MARKET PRICE PER SHARE	$12.16
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(7.95)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income	$4,984,370
Interest income	393,507
Total Investment Income	5,377,877
Expenses:
Investment advisory fees	1,306,592
Administration fees	108,206
Shareholder reporting expenses	62,294
Professional fees	46,422
Custodian fees and expenses	14,041
Transfer agent fees and expenses	11,915
Directors' fees and expenses	11,890
Miscellaneous	22,035
Total Expenses	1,583,395
Net Investment Income	3,794,482
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,190,237
Foreign currency transactions	66
Net realized gain	2,190,303
Net change in unrealized appreciation (depreciation) on:
Investments	(17,985,230)
Foreign currency translations	(21)
Net change in unrealized appreciation (depreciation)	(17,985,251)
Net realized and unrealized loss	(15,794,948)
Net Decrease in Net Assets Resulting from Operations	$(12,000,466)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$3,794,482	$5,231,813
Net realized gain	2,190,303	41,537,144
Net change in unrealized appreciation (depreciation)	(17,985,251)	8,325,849
Net increase (decrease) in net assets resulting from operations	(12,000,466)	55,094,806
Dividends and Distributions to Shareholders from:
Net investment income	(12,545,025)	(4,693,811)
Net realized gain	—	(19,518,440)
Total dividends and distributions to shareholders	(12,545,025)	(24,212,251)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	—	221,694,351 [a]
Total increase (decrease) in net assets	(24,545,491)	252,576,906
Net Assets:
Beginning of period	369,830,790	117,253,884
End of period[b]	$345,285,299	$369,830,790

a  See Note 7.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $7,906,854 and $843,689, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.15	$12.23	$12.98	$12.30	$12.48	$11.06

Income (loss) from investment operations:

Net investment income	0.15 [a]	0.28	[a]	0.28	[a]	0.27	0.24	0.29
Net realized and unrealized gain (loss)	(0.61)	2.94		0.12		1.82	0.46	2.56
Total from investment operations	(0.46)	3.22		0.40		2.09	0.70	2.85

Less dividends and distributions to shareholders from:

Net investment income	(0.48)	(0.25)	(0.28)	(0.26)	(0.24)	(0.27)
Net realized gain	—	(1.05)	(0.87)	(1.15)	(0.64)	(1.17)
Total dividends and distributions to shareholders	(0.48)	(1.30)	(1.15)	(1.41)	(0.88)	(1.44)
Anti-dilutive effect from the issuance of reinvested shares	—	—	0.00 [b]	0.00 [b]	0.00 [b]	0.01
Net increase (decrease) in net asset value	(0.94)	1.92	(0.75)	0.68	(0.18)	1.42
Net asset value, end of period	$13.21	$14.15	$12.23	$12.98	$12.30	$12.48
Market value, end of period	$12.16	$13.20	$11.99	$14.72	$11.91	$14.88
Total net asset value return[c]	–3.16%[d]	27.90%	3.00%[e]	16.66%[e]	5.91%[f]	25.41%[f]
Total market value return[c]	–4.44%[d]	21.70%	–11.03%	36.74%	–14.13%	71.12%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$345.3	$369.8	$117.3	$124.1	$117.0	$117.9
Ratio of expenses to average daily net assets	0.85%[g]	0.94%[h]	0.94%	0.95%	0.91%	0.96%
Ratio of net investment income to average daily net assets	2.03%[g]	2.05%[h]	2.06%	1.96%	1.78%	1.99%
Portfolio turnover rate	4%[d]	41%	53%	65%	72%	101%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.

f  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.

g  Annualized.

h  Includes non-recurring merger related expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88% and the ratio of net investment income to average daily net assets would havebeen 2.11%.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$271,996,366	$271,996,366	$—	$—
Preferred Securities— $25 Par Value	57,680,057	57,680,057	—	—
Preferred Securities— Capital Securities	11,358,388	—	11,358,388	—
Corporate Bonds	1,111,200	—	1,111,200	—
Short-Term Investments	1,000,000	—	1,000,000	—
Total Investments[a]	$343,146,011	$329,676,423	$13,469,588	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Banks
Balance as of December 31, 2014	$611,562
Change in unrealized appreciation (depreciation)	9,844
Transfers out of Level 3[a]	(621,406)
Balance as of June 30, 2015	—

a  As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities,

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2015, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2015, the Fund's fiscal year end.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2015, the Fund incurred $74,662 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,276 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $13,841,228 and $19,109,969, respectively.

Note 4. Income Tax Information

As of June 30, 2015, the federal tax cost and net unrealized appreciation and depreciation in value of securities were as follows:

Cost for federal income tax purposes	$275,414,765
Gross unrealized appreciation	$71,390,348
Gross unrealized depreciation	(3,659,102)
Net unrealized appreciation	$67,731,246

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2015 and year ended December 31, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 9, 2014, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2015, through the fiscal year ended December 31, 2015.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not effect any repurchases.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Merger

On December 10, 2013, the Boards of Directors of the Fund and Cohen & Steers Dividend Majors Fund, Inc. (DVM) approved the reorganization and merger of DVM with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to permit shareholders to pursue substantially similar investment objectives in a fund that has a focused investment strategy with similar investment policies and anticipated lower expenses. The transaction was structured as a tax free reorganization under the Internal Revenue Code. On April 24, 2014, DVM's shareholders approved the reorganization and merger. Also on April 24, 2014, the Fund's shareholders approved the issuance of additional shares of the Fund's common stock in connection with the reorganization and merger with DVM.

After the close of business on June 13, 2014, the Fund acquired substantially all of the assets and liabilities of DVM with the investment portfolio constituting the principal asset. The investment portfolio of DVM, with a fair value of $218,242,458 and identified cost of $164,170,615 as of the date of the reorganization, was the principal asset acquired by the Fund. The acquisition was accomplished by a tax-free exchange of 12,580,987 shares worth $221,713,619 (including $19,268 paid in cash in lieu of fractional shares totaling 1,438 shares of the Fund) of DVM for 16,550,351 shares of the Fund. The net assets of DVM and the Fund immediately before the acquisition were $221,713,619 (including $54,071,853 of net unrealized appreciation) and $128,424,578, respectively. The combined net assets of the Fund immediately following the acquisition were $350,138,197. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from DVM was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Merger related expenses were approximately $337,237, of which $147,020 were borne by the Fund and $190,217 were borne by DVM. Assuming the acquisition had been completed on January 1, 2014, the Fund's pro-forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$6,559,704
Net realized and unrealized gain	72,485,100
Net increase in net assets resulting from operations	$79,044,804

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to DVM that have been included in the Fund's statement of operations.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 23, 2015. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	18,553,543.543	1,386,083.369
Robert H. Steers	18,618,755.861	1,320,871.051
C. Edward Ward, Jr.	18,575,846.356	1,363,780.556

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2015) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
6.58%	13.27%	7.26%	10.11%	7.49%	13.97%	6.29%	9.33%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your boker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund's performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund's investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the medians of the Peer Funds for the one-, five- and ten-year periods ended March 31, 2015, ranking in the second quintile for the one- and five-year periods and one out of four funds for the ten-year period. The Fund slightly underperformed (by 0.23%) the median of the Peer Funds for the three-year period ended March 31, 2015, ranking in the third quintile. The Board of Directors also noted that the Fund outperformed the blended benchmark for the one- and three-year periods ended March 31, 2015 and performed in line with the blended benchmark for the five- and ten-year periods ended March 31, 2015. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other real estate funds. Due to the limited number of Peer Funds, the Board of Directors further considered the Fund's performance across all periods versus a group of open-end funds compiled by the Investment Advisor, and noted that the Fund outperformed the group's median for the ten-year period, ranking one out of four, and underperformed the group's medians for the one-, three- and five-year periods, ranking four out of four for the one-year period and three out of four for the three- and five-year periods. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund, as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees and the Fund's total expense ratio compared to the medians of the Peer Funds, noting that the Fund's expenses were the lowest in each category, ranking the Fund in the first quintile for each. The Board of Directors further considered the Fund's actual and contractual management fees and total expense ratio versus a group of three other open-end funds compiled by the Investment Advisor, noting that the Fund was lower than the group's medians for each, ranking two out of four for both actual and contractual management fees and one out of four for the total expense ratio. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement and noted the significant

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2015

Cohen & Steers Total Return Realty Fund

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2015